ACCRUED AND OTHER CURRENT LIABILITIES (Details) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
ACCRUED AND OTHER CURRENT LIABILITIES
Payroll and related expenses	$ 7,765	$ 3,357	$ 896
Accrued vacation	1,791	991	521
Professional services	1,932	268	17
Accrued credit cards	751	122	172
Early exercise of unvested stock options	1,269	451	110
Other accrued expenses	2,199	997	71
Total	$ 15,707	$ 6,186	$ 1,787